Exhibit 99

Rowan Companies, Inc. Investor Presentation May 2009

2 Forward Looking Statements This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially are the following: oil, natural gas and other commodity prices; the level of offshore expenditures by energy companies; energy demand; the general economy, including inflation; weather conditions in the Company's principal operating areas; and environmental and other laws and regulations. Other relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.

3 Company and Strategy Overview Operations Review LeTourneau Technologies Strengths and Growth Trends

4 LTI Offshore Products LTI Drilling Systems LTI Mining Products Manufacturing LTI Steel Products Land Drilling Offshore Drilling

5 Revenue & EBITDA Breakdown By Segment Offshore 60% Manufacturing 29% Offshore 57% Manufacturing 32% 2006 2007 2008 Offshore 55% Manufacturing 34% Land 11% Land 11% Land 11% Offshore 81% Manufacturing 9% Offshore 79% Manufacturing 11% Offshore 79% Manufacturing 11% Land 10% Land 10% Land 10% Revenue EBITDA

6 Investment Highlights State-of-the-Art Equipment Own 10 of the 25 high-spec jack-ups in the world today Youngest jack-up fleet among our principal competitors Operational Excellence Highly skilled, loyal workforce and experienced leadership Our customers come to us to drill their most challenging wells Focus on meeting our customer's requirements for safety, reliability and increased capability Diversified International Operations 67% of our 2008 revenues from our jack-up fleet were from international markets Rig Fleet Expansion Two new high spec jack-ups delivered in 2008 Four additional jack-ups under construction and two more on hold Strong Balance Sheet and Contract Backlog Existing contracts help provide stability through business cycles Capacity for further fleet expansion opportunities, including deepwater Current debt to total capitalization is 11%

7 Our Priorities Operational Execution Safety, health and environmental compliance Industry-leading utilization Technology leadership Financial Discipline Reduce company-wide operating and overhead costs Focus on liquidity and capital efficiency Discontinued quarterly cash dividend Newbuild cancellation/suspensions Values Uncompromising integrity, safety and environmental compliance

8 Manufacturing Priorities Manage LTI for an eventual monetization Missed the window in 2008 Relative dependence on rig construction means delaying until there is greater visibility Serve global markets with excellent product slate Strong market acceptance of LTI jack-up designs Developing a very competitive line of drilling equipment Strong market share internationally for large front loaders, with good after market sales Seeking global growth and product expansion opportunities

High-Spec Jack-up Rigs 22 jack-up rigs working in the U.S. Gulf of Mexico, the Middle East, North Sea and West Africa 19 premium cantilever jack-up rigs 3 conventional jack-up rigs with skid base capability Capable of drilling to depths of up to 35,000 feet in up to 550 feet of water 1Q09 average day rate of $173,600 with offshore rig utilization at 93% 17 of 22 rigs are on term contracts 10 1 9 US GOM MIDDLE EAST WEST AFRICA 2 NORTH SEA 9

10 High-Spec Jack-up Fleet 6 additional rigs under newbuild program Increasing capabilities to meet our customer's needs for completing the deepest drilling in the toughest environments Gorilla Class 3 Rigs 300-350 ft. 116-C 7 Rigs 350 ft. Slot 2 Rigs 250-300 ft. Slot 1 Rig Tarzan Class 4 Rigs Super Gorilla Class 4 Rigs 240C Class 1 Rig For ultra-harsh environments with water depths to 400 ft. For tropical storm regions with water depths to 300 ft. For moderate regions with water depths to 375 ft. For moderate regions with water depths to 350 ft.

High Spec* Jack-up Rigs 440 Total Rigs 94% 6% 25 High Spec Rigs 40% 60% 10 Rowan Rigs * High Spec jack-up rigs are defined as 2M pound hookload or greater Other 11

TARZAN Class
J.P. Bussell

Hookload:	2M lbs
Cantilever Reach:	60'
Leg Length:	445'
# Mudpumps / HP:	3 / 3,000 HP ea.
Total Engine HP:	12,900
Variable Load Drilling:	7.7M lbs



215'-4"
196'
Tarzan Class

Rowan Companies, Inc.
12

EXL Class
Newbuild Jack-up

Hookload:	**2M lbs**
Cantilever Reach:	**70'**
Leg Length:	**477'**
# Mudpumps / HP:	**3 / 2,200 HP ea.**
Total Engine HP:	**12,900**
Variable Load Drilling:	**7.3M lbs**



243'
206'
Tarzan Class
EXL Class

Rowan Companies, Inc.
13

240-C Class Rowan Mississippi 14 220' 228' Hookload: 2.5M lbs Cantilever Reach: 80' Leg Length: 491' # Mudpumps / HP: 3 / 3,000 HP ea. Total Engine HP: 15,050 Variable Load Drilling: 9.7M lbs Tarzan Class EXL Class 240 C Class

Super Gorilla
Bob Palmer

Hookload:	**2.5M lbs**
Cantilever Reach:	**100’**
Leg Length:	**713’**
# Mudpumps / HP:	**3 / 3,000 HP ea.**
Total Engine HP:	**15,050**
Variable Load Drilling:	**11.9M lbs**



306’
300’
Tarzan Class
EXL Class
240 C Class
Super Gorilla

Rowan Companies, Inc.
15

16 Rowan's state-of-the-art technology and high-spec rig fleet combined with our qualified and well-trained crews gives us an edge over our competition. Current Average Dayrates - Rowan vs. Peer Group Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 and Rowan Companies, Inc. as of 05/01/09

17 Rowan Industry 1999 21450 19117 2000 42351 29370 2001 52921 42471 2002 32486 23824 2003 39082 26349 2004 45657 35473 2005 72291 55532 2006 139904 100954 2007 131479 88907 2008 134470 75582 Rowan Industry Dayrate U.S. Gulf of Mexico Jack-up Dayrates Rowan vs. Industry

18 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Rowan 80 98 85 96 98 96 100 94 100 100 Industry 80 94 83 74 77 86 95 89 77 85 Rowan Industry % Marketed Utilization Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 and Rowan Companies, Inc. U.S. Gulf of Mexico Jack-up Marketed Utilization Rowan vs. Industry

19 Newbuild Plan Revisions 2 0 0 9 2 0 1 0 2 0 1 1 Ralph Coffman (240-C #2) Q4 2009 Rowan EXL #2 Q3 2010 Rowan EXL #1 Q2 2010 Rowan EXL #3 Q4 2010 Rowan EXL #4 TBD Joe Douglas (240-C #3) TBD Construction Halted Construction Halted

2009 Capital Expenditure Guidance 20 Estimated capital expenditures total $525 million Newbuilds - EXLs (4) 52% Newbuilds - 240Cs (2) 21% Maintenance 12% Contractually- Required Upgrades 6% Other 9%

Fleet Contract Backlog Total backlog over $1.7 billion IOCs 46% NOCs 31% Large* Independents 20% * Large independents considered any company with annual revenues greater than $1 billion. Small Independents 3% By Customer Type By Location Middle East 30% Land 18% US GOM 16% North Sea 12% West Africa 7% Mexico 6% Egypt 6% E. Canada 5%

Offshore Drilling Expenses 22 (Millions)

23 Premium Land Rigs 32 land rigs in Texas, Oklahoma and Alaska; 28 currently marketed Land Rig 86 was delivered in January and Land Rig 87 is under construction and should begin operations during the second quarter of 2009 28 of our land rigs are 2,000 HP or greater and capable of drilling wells to 35,000 feet; 19 are AC drive 1Q09 Average day rate of $25,500 with land rig utilization at 74% 17 of the 28 marketed rigs are on term contracts TX LA MS OK AR NM

LeTourneau Technologies, Inc. 24 One of only five mills in the world producing high-strength plate steel with the thickness required for jack-up elevating racks Steel Products Dominant market share for world's largest front loaders Large, consistent, profitable after market business Mining Products Drilling Systems Dramatically expanded product line with more potential Mud pumps, top drives, draw works, rotary tables, complete land rig packages Market share gain with more potential Unique ability to globally supply shipyards with high margin kits (legs, elevating systems, cantilevers, cranes) One-third share of world jack-up fleet, 19% of newbuilds LTI jack-up designs plus kit supply allow emerging countries to establish jack-up shipyards Offshore Products

25 Growth Driven by External Sales 2003 - 2009 Revenues ($MM) $399 $660 $971 Two thirds of revenues are from external customers $263 $250 $1,143 $715 * 2009 Budgeted Revenues and Margin

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 Supply 378 381 385 386 388 388 386 388 392 405 425 Attrition 1 1 1 1 3 5 7 7 2 1 4 Newbuild Jack-ups: 1998-2008 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet 22% of the newbuilds over the last ten years were designed by LTI 19% of the current newbuild fleet is designed by LTI Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 26

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 36 26 12 Supply 378 381 385 386 388 388 386 388 392 405 425 461 487 499 Attrition 1 1 1 1 3 5 7 7 2 1 4 Projected Fleet with all newbuilds Newbuild Jack-ups: 1998-2011 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 Projected Fleet 27

28 Deepwater Increase Greater Than Jack Up Jan. 2005 Apr. 2009 Year End 2011 East 173 233 296 Jan. 2005 Apr. 2009 Year End 2011 East 67 99 182 ^ 300' IC Jack-ups 71% Increase ^ 5,000' Floaters 172% Increase Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 63 Scheduled Newbuilds 83 Scheduled Newbuilds 28

29 Jack-up Delivery Risk Credit pressures coupled with growing movement to reduce risk profiles are leading to rig order cancellations and reconsiderations. 50 21 Source: ODS-Petrodata, Company estimates 71 newbuilds on order between 2009-2011 At Risk

30 Worldwide Jack-ups by Age <10 10-20 21-25 26-30 >30 East 18 4 6 53 19 <10 Years Old 79 Rigs 18% 10-20 Years Old 17 Rigs, 4% >30 Years Old 85 Rigs 19% 26-30 Years Old 231 Rigs 53% 21-25 Years Old 28 Rigs, 6% Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 440 Total Rigs 30 Source: ODS-Petrodata,

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 27 17 9 Supply 378 381 385 386 388 388 386 388 392 405 425 452 469 478 Attrition 1 1 1 1 3 5 7 7 2 1 4 17 0 3 Projected Fleet excluding Newbuilds at risk Newbuild Jack-ups: 1998-2011 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 Projected Fleet Source: Pareto / Company Estimates Retirements estimated by removing jack-ups 40 years or older 31

1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Newbuilds 4 2 4 0 5 3 4 3 10 15 29 27 17 9 Supply 378 381 385 386 388 388 386 388 392 405 425 435 452 458 455 450 440 425 411 398 387 Attrition 1 1 1 1 3 5 7 7 2 1 4 17 0 3 3 5 10 15 14 13 11 Newbuild Jack-ups: 1998-2018 Newbuild Jack-ups / Attrition Total Fleet Attrition Total Fleet Newbuild Jack-ups Includes data supplied by ODS-Petrodata, Inc; Copyright 2009 Projected Fleet Source: Pareto / Company Estimates Retirements estimated by removing jack-ups 40 years or older Projected Fleet with estimated retirements and excluding Newbuilds at risk 32

Global Oil Consumption Scenarios 33 Source: Simmons & Company International * Based upon a company estimated decline rate of 6% Existing Production 30 mm 57 mm Additional Required Capacity (b/d)

34 In Summary Young, High Specification Fleet of Jack-ups and Land Rigs Strong Balance Sheet with Debt to Total Capitalization of 11% Construction Program Expected to be Funded from Cash and Cash Flow Increased Focus on Costs and Capital Efficiency Continue to Improve LTI Product Line and Manage for Monetization

2800 Post Oak Blvd. Suite 5450 Houston, TX 77056 713.621.7800 www.rowancompanies.com Rowan Companies, Inc. Investor Contact: Suzanne M. McLeod Director, Investor Relations smcleod@rowancompanies.com